UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 29, 2016

FEDERATED NATIONAL HOLDING COMPANY
(Exact Name of Registrant as Specified in Charter)

FLORIDA	000-25001	65-0248866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14050 N.W. 14th Street, Suite 180, Sunrise, Florida 33323
(Address of Principal Executive Offices) (Zip Code)

(800) 293-2532
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 29, 2016, Federated National Holding Company (the “Company”) announced that its Board of Directors authorized the repurchase of up to an additional $10,000,000 of the Company’s outstanding common stock in open market transactions or through Rule 10b5-1 trading plans through March 1, 2017.

The related press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)       Exhibits.
99.1    Federated National Holding Company Press Release, dated November 29, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED NATIONAL HOLDING COMPANY

Date: November 29, 2016	By:	/s/ Michael H. Braun
Michael H. Braun
Chief Executive Officer and President (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit Title
99.1	Federated National Holding Company Press Release, dated November 29, 2016.